EXHIBIT 21

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Ahmedabad Advertising and Marketing Company Ltd.	India

Alcasa S. A.	Chile

Alegro Internacional, S. de R. L. de C.V.	Mexico

Alimentos del Istmo S. A.	Panama

Alimentos Quaker Oats y Compania Limitada	Guatemala

Alpac Corporation	United States

Anderson Hill Insurance Limited	Bermuda

Aradhana Carbonated Beverages Private Ltd.	India

Aradhana Convenience Foods Private Limited	India

Aradhana Drinks and Beverages Private Limited	India

Aradhana Foods and Juices Private Limited	India

Aradhana Snack Food Company	India

Aradhana Soft Drinks Company	India

BAESA Capital Corporation Ltd.	Cayman Islands

Balwerk V - Consultadoria Economica e Participacoes Sociedade Unipessoal, Lta.	Portugal

Balwerk VI - Consultadoria Economica e Participacoes Sociedade Unipessoal, Lta.	Portugal

Beaman Bottling Company	United States

Beijing Pepsi-Cola Beverage Company Ltd.	China

Bell Taco Funding Syndicate	Australia

Beverage Service Ltd.	Bermuda

Beverage Service, Inc.	United States

Beverages, Foods & Service Industries, Inc.	United States

Bluebird Foods Limited	New Zealand

Bluejay Holdings LLC	United States

Boquitas Fiestas LLC	United States

Boquitas Fiestas S.R.L.	Honduras

Border Properties, Inc.	United States

Bosso Holdings, LLC	United States

Bottling Investment Chile	Bahamas

Bramshaw Limited	Ireland

Breckingridge, Inc.	United States

BUG de Mexico, S.A. de C.V.	Mexico

BUG Holdings S. de R.L. de C.V.	Mexico

Cane Investments S.a. r.l	Luxembourg

Capital Services Associates	Netherlands Antilles

Changchun Pepsi-Cola Beverage Company	China

Changsha Pepsi-Cola Beverage Co. Ltd.	China

China Bottlers (Hong Kong) Limited	Hong Kong

NAME OF ENTITY	JURISDICTION

China Concentrate Holdings (Hong Kong) Limited	Hong Kong

Chipiga, S. de R. L. de C.V.	Mexico

Chipima, Sociedade De Productos Alimentares, SA	Portugal

Chipsy for Food Industries S.A.E.	Egypt

Chipsy International SAE	Egypt

Chitos International y Cia Ltd.	Guatemala

Chongqing Pepsi-Tianfu Beverage Co., Ltd.	China

CMC Investment Company	Bermuda

Comercializadora Nacional SAS, Ltda.	Colombia

Comercializadora Snacks SAS, Ltda.	Venezuela

Copella Fruit Juices Limited	United Kingdom

Copper Beach LLC	United States

Corina Snacks	Cyprus

Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico

Dark Green Australia Pty Limited	Australia

Davlyn Realty Corporation	United States

Defosto Holdings Limited	Cyprus

Desarrollo Inmobiliario Gamesa, S.de R.L. de C.V.	Mexico

Distribuidora Savoy Guatemala S.A.	Guatemala

Doritos Australia One Pty Limited	Australia

Doritos Australia Two Pty Limited	Australia

Dormant PC Ltd.	United Kingdom

D’ORO - Sociedade de Productos Alimentares, S.A.	Portugal

Duo Juice Company	United States

Duo Juice Company BV	Netherlands

Dutch Snacks Holding, S.A. de C.V.	Mexico

Duyvis B.V.	Netherlands

Duyvis Production B.V.	Netherlands

Elaboradora Argentina de Cereales, S.R.L.	Argentina

Eridanus Investments S.a.r.L.	Luxembourg

Euro Juice G.m.b.H. Import and Vertrieb	Germany

Evercrisp Snack Productos de Chile S.A.	Chile

Fabrica de Productos Alimentocios Rene y Compania SCA	Guatemala

Fabrica de Productos Rene LLC	United States

Far East Bottlers (Hong Kong) Limited	Hong Kong

Farm Produce (Australia) Pty. Ltd.	Australia

Fester Industria Alimenticia Ltda.	Brazil

FL Transportation, Inc.	United States

FLI Andean LLC	United States

FLI Colombia, LLC	United States

FLI Snacks Andean GP, LLC	United States

NAME OF ENTITY	JURISDICTION

FLRC, Inc.	United States

Frito Lay Sp. Zo.o.	Poland

Frito-Lay Australia Holdings Pty Ltd.	Australia

Frito-Lay Columbia Ltda.	Colombia

Frito-Lay de Venezuela, C.A.	Venezuela

Frito-Lay Dip Company, Inc.	United States

Frito-Lay Dominicana S.A.	Dominican Republic

Frito-Lay Foods	United Kingdom

Frito-Lay France SA	France

Frito-Lay Gida Sanayi Ve Ticaret A.S.	Turkey

Frito-Lay Holdings CV	Netherlands

Frito-Lay Holdings Limited	United Kingdom

Frito-Lay Investments B.V.	Netherlands

Frito-Lay Manufacturing OOO	Russia

Frito-Lay Netherlands Holdings B.V.	Netherlands

Frito-Lay North America, Inc.	United States

Frito-Lay Poland Sp.z.o.o.	Poland

Frito-Lay RFLS Holdings, Inc.	United States

Frito-Lay Sales, Inc.	United States

Frito-Lay Trading Company (Europe) GmbH	Switzerland

Frito-Lay Trading Company (Poland) GmbH	Switzerland

Frito-Lay Trading Company GmbH	Switzerland

Frito-Lay Trinidad Unlimited	Tabago

Frito-Lay, Inc.	United States

Froooties Limited	United Kingdom

Fuelosophy, Inc.	United States

Fundacion Gamesa Quaker, A.C.	Mexico

Fundacion Sabritas, A.C.	Mexico

Gamesa LLC	United States

Gamesa USA, Inc.	United States

Gamesa, S. de R.L. de C.V.	Mexico

Gas Natural de Merida, S.A. de C.V.	Mexico

Gatorade de Mexico, S.de R.L. de C.V.	Mexico

Gatorade Limited	United Kingdom

Gatorade Puerto Rico Company	United States

Global PepsiCo Luxembourg Holdings S.a.r.l	Luxembourg

Golden Grain Company	United States

Goldfinch Holdings LLC	United States

Green Hemlock International, LLC	United States

Greenville Holding Corp.	United States

Grupo Gamesa, S. de R.L. de C.V.	Mexico

NAME OF ENTITY	JURISDICTION

Grupo Sabritas, S. de R.L. de C.V.	Mexico

Guangzhou Pepsi-Cola Beverage Co. Ltd.	China

Guangzhou Quaker Oats Food & Beverage Co. Ltd.	China

Hangzhou Pepsi-Cola Beverage Company Limited	China

Harbin Pepsi-Cola Beverages Co. Ltd.	China

Harinera Monterrey, S.A. de C.V.	Mexico

Hayfield Finance Company	United States

Heathland, LP	United States

Hillbrook Insurance Company, Inc.	United States

Holland Snacks S.A. de C. V.	Mexico

Homefinding Company of Texas	United States

Icaria Invest S.a.r.l.	Luxembourg

Importadora Gator, S. de R.L. de C.V.	Mexico

Inmobillaria Interamericana S.A. de C.V.	Mexico

Integrated Beverage Services (Bangladesh) Ltd.	Bangladesh

International Bottlers Almaty Ltd.	Kazakhstan

International Kas, AG	Liechtenstein

International Refreshments Co., Ltd.	Saudi Arabia

Inversiones PFI Chile Limitada	Chile

Inversiones Santa Coloma S.A. (Venezuela)	Venezuela

IZZE Beverage Co.	United States

J. E. Duke II, Inc.	United States

Japan Frito-Lay Ltd.	Japan

Jinan Pepsi-Cola Beverage Company Limited	China

Jordan Ice & Aerated Water Ltd.	Jordan

Jungla Mar del Sur	Costa Rica

KRJ Holdings, S. de R.L. de C.V.	Mexico

Kunming Pepsi-Cola Beverage Company Limited	China

Lacenix Cia. Ltda.	Ecuador

Large Investments S.a.r.l	Luxembourg

Larragana Holding 1, LLC.	United States

Larragana Holding 2, LLC.	United States

Larragana Holding 3, LLC.	United States

Larragana Holding 4, LLC.	United States

Larragana Holding 5, LLC.	United States

Larragana Holding de Espana, S.L.	Spain

Larragana, S.L.	Spain

Latin America Beverages, S. de R.L. de C.V.	Mexico

Latin America Holdings Ltd.	Cayman Islands

Latin America Snack Foods, ApS	Denmark

Latin Foods International, LLC	United States

Latvia Snacks Ltd.	Latvia

L’Igloo, S.A.	France

NAME OF ENTITY	JURISDICTION

Linkbay Limited	Cyprus

Lithuania Snacks Ltd.	Lithuania

Long Bay, Inc.	United States

Looza NV	Belgium

L-P Investments LLC	United States

Maizoro, S. de R.L. de C.V.	Mexico

Malpensa - Consultadoria e Servicos, LDA	Portugal

Matudis - Comercio de Produtos Alimentares, Limitada	Portugal

Matutano, S.L.	Portugal

Meadowbrook Distributing Corporation	United States

Meadowlark Holdings LLC	United States

Meadowview Development Co., Inc.	United States

Midland Bottling Co.	United States

Naked Juice Co.	United States

Naked Juice Co. Holdings, Inc.	United States

Naked Juice Co. of Glendora	United States

Naked Juice Co. of Illinois	United States

Naked Juice Co. of New Jersey	United States

NCJV, Inc.	United States

New Century Beverage Company	United States

New Generation Beverages Pty. Ltd.	Australia

New Whirled Company	United States

Nobel Leasing LLC	United States

P.B.I. Fruit Juice Company BVBA	Belgium

Panagarh Marketing Company Limited	India

Papas Chips	Uruguay

Pasteleria Vienesa, C.A.	Venezuela

PCBL, LLC	United States

PCIL USA Indonesia	Indonesia

PCIT Puerto Rico, Inc.	Puerto Rico

PCNA Manufacturing, Inc.	United States

PEI e Companhia	Portugal

PEI, N.V.	Netherlands Antilles

Peninsular Beverage Service Sdn. Bhd.	Malaysia

Pepsi Bottling Holdings, Inc.	United States

Pepsi Bugshan Investments Company	Egypt

Pepsi Cola Colombia Ltda	Colombia

Pepsi Cola Egypt	Egypt

Pepsi Cola Trading Ireland	Ireland

Pepsi Foods Private Ltd.	India

Pepsi Logisties Company, Inc.	United States

Pepsi Overseas (Investments) Partnership	Canada

NAME OF ENTITY	JURISDICTION

Pepsi Promotions, Inc.	United States

Pepsi Srl	Italy

Pepsi-BeiBing Yang Beverage Co. Ltd.	China

PepsiCo & Cia	Brazil

PepsiCo (China) Ltd.	China

PepsiCo (Gilbraltar) Limited	Gilbraltar

PepsiCo (India) Holdings Pvt. Ltd.	India

PepsiCo (Ireland) Limited	Bermuda

PepsiCo (Malaysia) SDN. BHD.	Malaysia

PepsiCo Alimentos Z.F., Ltda	Colombia

PepsiCo Antilles Holdings N.V.	Netherlands Antilles

PepsiCo Australia Holdings Pty Ltd.	Australia

PepsiCo Australia International	Australia

PepsiCo Beverages (Guangzhou) Limited	China

PepsiCo Beverages (Hong Kong) Limited	Hong Kong

PepsiCo Beverages International Ltd.	Nigeria

PepsiCo Beverages Italia Srl	Italy

PepsiCo Beverages Switzerland GmbH	Switzerland

PepsiCo Canada (Holdings) Co.	Canada

PepsiCo Canada Finance LLC	United States

PepsiCo Canada ULC	Canada

PepsiCo Captive Holdings, Inc.	United States

PepsiCo Caribbean, Inc.	Puerto Rico

PepsiCo Comercial Exportadora	Brazil

PepsiCo de Argentina S.R.L.	Argentina

PepsiCo de Mexico S. de R.L. de C.V.	Mexico

PepsiCo Deutschland GmbH	Germany

PepsiCo do Brazil Holdings Limitada	Brazil

PepsiCo do Brazil Ltda.	Brazil

PepsiCo Estonia	Estonia

PepsiCo Euro Bermuda Limited	Bermuda

PepsiCo Euro Finance Antilles B.V.	Curacao

PepsiCo Euro Finance Antilles N.V.	Netherlands Antilles

PepsiCo Europe Services, S.L.	Spain

PepsiCo Finance (Antilles A) N.V.	United States

PepsiCo Finance (Antilles B) N.V.	Curacao

PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa

PepsiCo Finance (U.K.) Limited	United Kingdom

PepsiCo Finance Europe Limited	United Kingdom

PepsiCo Finance Luxembourg Limited	United Kingdom

NAME OF ENTITY	JURISDICTION

PepsiCo Financial Shared Services, Inc.	United States

PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong

PepsiCo Foods (China) Co. Ltd.	China

PepsiCo Foods (Private) Limited	Pakistan

PepsiCo Foods and Beverages International Limited	United Kingdom

PepsiCo Foods Hellas	Greece

PepsiCo Foods International Holdings, Inc.	United States

PepsiCo Foods Taiwan Co., Ltd.	Taiwan

PepsiCo Foreign Sales Corporation	Barbados

PepsiCo France SNC	France

PepsiCo Global Investments BV	Netherlands

PepsiCo Global Investments Holdings Limited	Ireland

PepsiCo Global Investments II BV	Netherlands

PepsiCo Global Investments S.a.r.L.	Luxembourg

PepsiCo Gulf International FZE	United Arab Emirates

PepsiCo Holdings	United Kingdom

PepsiCo Holdings Hong Kong Limited	Hong Kong

PepsiCo India Holdings, Inc.	United States

PepsiCo Internacional Mexico S. de R.L. de C. V.	Mexico

PepsiCo International Ireland Limited	Bermuda

PepsiCo International Limited	United Kingdom

PepsiCo International Pte. Ltd.	Singapore

PepsiCo International Vietnam Company	Viet Nam

PepsiCo Investment (China) Ltd.	China

PepsiCo Investments (Europe) I BV	Netherlands

PepsiCo Investments Denmark Limited I Aps	Denmark

PepsiCo Light BV	Netherlands

PepsiCo Maurituis Holdings, Inc.	Mauritius

PepsiCo Max BV	Netherlands

PepsiCo New Zealand Holdings	New Zealand

PepsiCo Nordic Denmark A/S	Denmark

PepsiCo Nordic Finland OY	Finland

PepsiCo Nordic Norway A/S	Norway

PepsiCo Nordic Sweden AB	Sweden

PepsiCo NZ Finance Antilles B.V.	Netherlands Antilles

PepsiCo One BV	Netherlands

PepsiCo Overseas Corporation	United States

PepsiCo Pacific Trading Company, Limited	Hong Kong

PepsiCo Panimex Inc.	Mauritius

PepsiCo Pension Management Services, Ltd.	United States

PepsiCo Products BV	Netherlands

NAME OF ENTITY	JURISDICTION

PepsiCo Property Management Limited	United Kingdom

PepsiCo Puerto Rico, Inc.	United States

PepsiCo Services International Inc.	United States

PepsiCo Snacks France SASU	France

PepsiCo Trading (Guangzhou) Company	China

PepsiCo Twist BV	Netherlands

PepsiCo UK Pension Plan Trustee Limited	United Kingdom

PepsiCo UK Pension Trust Limited	United Kingdom

PepsiCo World Trading Company, Inc.	United States

Pepsi-Cola (Bermuda) Limited	Bermuda

Pepsi-Cola (Thai) Trading Company Limited	Thailand

Pepsi-Cola Advertising and Marketing, Inc.	United States

Pepsi-Cola Belguim S.a. r.L	Luxembourg

Pepsi-cola Beverage (Guilin) Company Limited	China

Pepsi-Cola Bottlers Holding, C.V.	Netherlands

Pepsi-Cola Bottling Company of St. Louis, Inc.	United States

Pepsi-Cola Company	United States

Pepsi-Cola de Honduras S.R.L.	Honduras

Pepsi-Cola East Africa Limited	United Kingdom

Pepsi-Cola Far East Trade Development Co., Inc.	Philippines

Pepsi-Cola Fountain Company, Inc.	United States

Pepsi-Cola Industrial Da Amazonia Ltda.	Brazil

Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala

Pepsi-Cola International (Cyprus) Limited	Cyprus

Pepsi-Cola International (PVT) Limited	Pakistan

Pepsi-Cola International Limited	Bermuda

Pepsi-Cola International Limited (U.S.A.)	United States

Pepsi-Cola International, Cork	Ireland

Pepsi-Cola Kft. Hungary	Hungary

Pepsi-Cola Korea, Co., Ltd.	Korea

Pepsi-Cola Maghreb	Morocco

Pepsi-Cola Mamulleri Limited Sirketi	Turkey

Pepsi-Cola Management and Administrative Services, Inc.	United States

Pepsi-Cola Manufacturing (Ireland)	Ireland

Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda

Pepsi-Cola Manufacturing Company of Urugauay S.R.L.	Uruguay

Pepsi-Cola Manufacturing International Limited	Bermuda

Pepsi-Cola Marketing Corp. of P.R. Inc.	United States

Pepsi-Cola Mediterranean Ltd.	United States

Pepsi-Cola Metropolitan Bottling Company, Inc.	United States

Pepsi-Cola Metropolitan, LLC	United States

NAME OF ENTITY	JURISDICTION

Pepsi-Cola Mexicana Holdings LLC	United States

Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico

Pepsi-Cola Operating Company of Chesapeake and Indianapolis	United States

Pepsi-Cola Panamericana S.R.L.	Peru

Pepsi-Cola Panamericana S.R.L.	Venezuela

Pepsi-Cola Panamericana, LLC	United States

Pepsi-Cola Portugal Marketing E Servicos de Bebidas, LDA	Portugal

Pepsi-Cola Sales and Distribution, Inc.	United States

Pepsi-Cola Technical Operations, Inc.	United States

Pepsi-Cola U.K. Limited	United Kingdom

Pepsi-Cola Ukranine	Ukraine

Pete & Johnny Limited	United Kingdom

PFI Italia S.R.L.	Italy

PIE Holdings Limited	Ireland

Pine International LLC	United States

Planters U.K. Limited	United Kingdom

PlayCo, Inc.	United States

Polis S.R. L.	Italy

Prestwick, Inc.	United States

Productos S.A.S. C.V.	Netherlands

Products SAS Management BV	Netherlands

Produstos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

PRS, Inc.	United States

PT Gatorade Indonesia	Indonesia

PT Quaker Indonesia	Indonesia

Punch N.V.	Netherlands Antilles

Punica Getranke GmbH	Germany

Putnam Holdings, Inc.	United States

QBU Marketing Services, S. de R.L. de C.V.	Mexico

QBU Trading Company, S. de R.L. de C.V.	Mexico

QFL OHQ Sdn. Bhd.	Malaysia

QTG Development, Inc.	United States

QTG Services, Inc.	United States

Quaker Bebidas, S.L.	Spain

Quaker Beverages Italia S.p.A	Italy

Quaker Cereals Limited	United Kingdom

Quaker de Ecuador Cia. Ltda.	Ecuador

Quaker Developments B.V.	Netherlands

Quaker European Beverages, LLC	United States

Quaker European Investments B.V.	Netherlands

Quaker Foods Ltd.	United Kingdom

NAME OF ENTITY	JURISDICTION

Quaker Golbal Investments B.V.	Netherlands

Quaker Holdings (UK) Limited	United Kingdom

Quaker Manufacturing, LLC	United States

Quaker Mexico Holdings, LLC	United States

Quaker Oats Asia, Inc.	United States

Quaker Oats Australia Pty., Ltd	Australia

Quaker Oats B.V.	Netherlands

Quaker Oats Capital Corporation	United States

Quaker Oats Europe LLC	United States

Quaker Oats Europe, Inc.	United States

Quaker Oats Japan, Ltd.	Japan

Quaker Oats Ltd.	United Kingdom

Quaker Oats Puerto Rico, Inc.	United States

Quaker Peru S.R.L.	Peru

Quaker Products Limited	United Kingdom

Quaker Products Manufacturing Import, Export and Marketing Ltd. Co.	Turkey

Quaker Sales & Distribution, Inc.	United States

Quaker Trading Limited	United Kingdom

Red Maple LLC	United States

Refrigerantes sul Riograndenses S.A.	Brazil

Regia-Comercial E Publicidade Ltda.	Brazil

Rolling Frito-Lay Sales, LP	United States

S.C. Star Foods E.M. S.R.L.	Romania

S.V.E. (Hungary) Trading and Manufacturing Limited	Hungary

Sabritas de costa Rica, S. de R.L.	Costa Rica

Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua

Sabritas y Compania, SCA	El Salvador

Sabritas, LLC	United States

Sabritas, S. de R.L. de C.V.	Mexico

Sakata Rice Snacks Australia Proprietary Limited	Australia

Seepoint Holdings Ltd.	Cyprus

Senrab Limited	Ireland

Servicios Chipiga, S. de R.L. de C.V.	Mexico

Servicios Harinera Monterrey, S.A. de C.V.	Mexico

Servicios Operativos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

Seven-Up Asia, Inc.	United States

Seven-Up Europe Limited	United Kingdom

Seven-Up Great Britain, Inc.	United States

Seven-Up Ireland	Bermuda

Seven-Up Light BV	Netherlands

NAME OF ENTITY	JURISDICTION

Seven-Up Netherlands BV	Netherlands

Seven-UP Southern Hemisphere, Inc.	United States

Shanghai PepsiCo Snacks Company Limited	China

Shanghai Quaker Oats Beverage Co. Ltd.	China

Shenyang Pepsi-Cola Beverage Co., Ltd.	China

Shenzhen Pepsi-Cola Beverage Co. Ltd.	China

Shoebill, LLC	United States

Sichuan Pepsi-Cola Beverage Co., Ltd.	China

SIH International LLC	United States

Simba Pty Ltd.	South Africa

Smartfoods, Inc.	United States

Smiths Crisps Limited	United Kingdom

Smiths Foods Group, B.V.	Netherlands

Snack Food Holdings C.V.	Netherlands

Snack Food Investments GmbH	Switzerland

Snack Food Investments II GmbH	Switzerland

Snack Food Investments Limited	Bermuda

Snack Food-Beverage Asia Products Limited	Hong Kong

Snack Foods Belgium B.V.B.A.	Belgium

Snack Ventures Europe SCA	Belgium

Snack Ventures Inversiones, S.L.	Spain

Snack Ventures Manufactruing S.L.	Spain

Snacks America Latina Ecuador Cia. Ltda	Ecuador

Snacks America Latina Peru S.R.L.	Peru

Snacks America Latina S.R.L.	Peru

Snacks America Latina Venezuela S.R.L.	Venezuela

Snacks Guatemala, Ltd.	Bermuda

Snacks Ventures S.A.	Spain

SoBe Operating Corp., Inc.	United States

South Beach Beverage Company, Inc.	United States

Sportmex Internacional, S.A. De C.V.	Mexico

Stacy’s Pita Chip Company, Incorporated	United States

Star Foods S.A.	Poland

Stokely-Van Camp, Inc.	United States

Sun Foods Inc.	United States

SVC Latin America, Inc.	United States

SVC Latin America, LLC	United States

SVC Logistics, Inc.	United States

SVC Manufacturing, Inc.	United States

SVE Italia	Italy

SVE Russia Holdings GmbH	Germany

NAME OF ENTITY	JURISDICTION

Tastes of Adventures Pty. Ltd.	Australia

Tasty Foods S.A.	Greece

TFL Holdings, Inc.	United States

The Concentrate Manufacturing Company of Ireland	Ireland

The Fresh Juice Company of Florida, Inc.	United States

The Gatorade Company	United States

The Gatorade Company of Australia Pty Ltd.	Australia

The Original Pretzel Company Pty. Ltd.	Australia

The Quaker Oats Company	United States

The Radical Fruit Company of New York	Ireland

The Smiths Snackfood Company Ltd.	Australia

Tobago Snack Holdings, LLC	United States

TPI Urban Renewal Corporation	United States

Tropicana Alvalle S.L.	Spain

Tropicana Beverages Company	India

Tropicana Beverages Greater China Limited	Hong Kong

Tropicana Beverages Limited	Hong Kong

Tropicana Europe NV	Belgium

Tropicana Holding Company, Inc.	United States

Tropicana Inversiones, S. L.	Spain

Tropicana Looza BENELUX BVBA	Belgium

Tropicana Manufacturing Company, Inc.	United States

Tropicana Products Sales, Inc.	United States

Tropicana Products, Inc.	United States

Tropicana Services, Inc.	United States

Tropicana Transportation Corp.	United States

Tropicana United Kingdom Limited	United Kingdom

Twisties Australia One Pty Limited	Australia

Twisties Australia Two Pty Limited	Australia

United Food Company S.A.	Brazil

Valores Bermuda S.R. L.	Venezuela

Valores Mapumar	Venezuela

Veurne Snackfoods BVBA	Belgium

Walkers (Nominees) Limited	United Kingdom

Walkers Crisps Limited	United Kingdom

Walkers Snack Foods Limited	United Kingdom

Walkers Snack Services Limited	United Kingdom

Walkers Snacks (Distribution) Limited	United Kingdom

Walkers Snacks Limited	United Kingdom

Wotsits Brands Limited	United Kingdom

Xi’an Pepsi-Cola Beverage Company Limited	China

Zhanjiang Pepsi Cola Beverages Limited	China